UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): June 5, 2017

BECTON, DICKINSON AND COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	001-4802	22-0760120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive Franklin Lakes, New Jersey	07417-1880
(Address of principal executive offices)	(Zip Code)

(201) 847-6800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act          ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

U.S. Dollar Notes Offering

On  June 6, 2017, Becton Dickinson and Company (the “Company” or “BD”) issued (i) $725,000,000 aggregate principal amount of 2.133% Notes due June 6, 2019 (the “2019 Notes”), (ii) $1,000,000,000 aggregate principal amount of 2.404% Notes due June 5, 2020 (the “2020 Notes”), (iii) $1,800,000,000 aggregate principal amount of 2.894% Notes due June 6, 2022 (the “2022 Notes”), (iv) $500,000,000 aggregate principal amount of Floating Rate Notes due June 6, 2022 (the “2022 Floating Rate Notes”), (v) $1,750,000,000 aggregate principal amount of 3.363% Notes due June 6, 2024 (the “2024 Notes”), (vi) $2,400,000,000 aggregate principal amount of 3.700% Notes due June 6, 2027 (the “2027 Notes”) and (vii) $1,500,000,000 aggregate principal amount of 4.669% Notes due June 6, 2047 (the “2047 Notes” and, together with the 2019 Notes, the 2020 Notes, the 2022 Notes, the 2022 Floating Rate Notes, the 2024 Notes and the 2027 Notes, the “U.S. Notes”) in an underwritten public offering pursuant to the indenture, dated March 1, 1997, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”).

The Company may redeem the 2019 Notes and the 2020 Notes, in whole or in part, (A) at any time prior to the date of maturity, at the applicable “make-whole” redemption price described in the Indenture and the 2019 Notes or 2020 Notes, as applicable. The Company may redeem the 2022 Notes, in whole or in part, (A) at any time prior to May 6, 2022, at the applicable “make-whole” redemption price described in the Indenture and the 2022 Notes, and (B) at any time on or after May 6, 2022, at 100% of the principal amount of the 2022 Notes being redeemed. The Company may redeem the 2024 Notes, in whole or in part, (A) at any time prior to April 6, 2024, at the applicable “make-whole” redemption price described in the Indenture and the 2024 Notes, and (B) at any time on or after April 6, 2024, at 100% of the principal amount of the 2024 Notes being redeemed. The Company may redeem the 2027 Notes, in whole or in part, (A) at any time prior to March 6, 2027, at the applicable “make-whole” redemption price described in the Indenture and the 2027 Notes, and (B) at any time on or after March 6, 2027, at 100% of the principal amount of the 2027 Notes being redeemed. The Company may also redeem the 2047 Notes, in whole or in part, (A) at any time prior to December 6, 2046, at the applicable “make-whole” redemption price described in the Indenture and the 2047 Notes, and (B) at any time on or after December 6, 2046, at 100% of the principal amount of the 2047 Notes being redeemed. In each case, the redemption price will also include accrued and unpaid interest, if any, to, but excluding, the date of redemption. The Company does not have the option to redeem the 2022 Floating Rate Notes, in whole or in part, prior to maturity.

Upon the occurrence of a Change of Control Triggering Event (as defined in the U.S. Notes) with respect to each series of U.S. Notes, each holder of outstanding U.S. Notes of the applicable series will have the right to require the Company to purchase all or a portion of that holder’s U.S. Notes (in integral multiples of $1,000) at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase, subject to the rights of holders of such U.S. Notes on the relevant record date to receive interest due on the relevant interest payment date, unless the Company has earlier exercised its right to redeem the applicable series of U.S. Notes as described above or redeemed the U.S. Notes as described below.

If (i) the Company’s previously announced acquisition (the “Bard Acquisition”) of C. R. Bard, Inc. (“Bard”) is not consummated on or prior to April 23, 2018 or (ii) prior to such date, the agreement and plan of merger governing the Bard Acquisition is terminated, the 2020 Notes, the 2022 Notes, the 2022 Floating Rate Notes, the 2024 Notes, the 2027 Notes and the 2047 Notes will be redeemed in whole at a special mandatory redemption price equal to 101% of the aggregate principal amount of such notes, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

Each of the following constitutes an event of default under the Indenture with respect to any series of U.S. Notes: (1) failure to pay any installment of interest on any security of such series when due and payable, continued for 30 days; (2) failure to pay the principal when due of such series, whether at its stated maturity or otherwise; (3) failure to observe or perform any other covenants, conditions or agreements of the Company with respect to such securities for 60 days after the Company receives notice of such failure; or (4) certain events of bankruptcy, insolvency or reorganization.  If an event of default occurs, the principal amount of the U.S. Notes may be accelerated pursuant to the Indenture.

The Indenture includes requirements that must be met if the Company consolidates or merges with, or sells all or substantially all of the Company’s assets to, another entity.

The foregoing summary is qualified in its entirety by reference to the text of the Indenture, a copy of which is incorporated by reference to Exhibit 4(a) to the Company’s Current Report on Form 8-K filed on July 31, 1997, and the U.S. Notes, forms of each series of which are attached as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6 and 4.7 to this Current Report on Form 8-K.

Euro-denominated Notes Offering

On  June 6, 2017, the Company issued €700,000,000 aggregate principal amount of 0.368% Notes due June 6, 2019 (the “Euro Notes”) in an underwritten public offering pursuant to the Indenture.  An application will be made to list the Euro Notes on the New York Stock Exchange.

Except as described in the following pargraph, the Company may not redeem the Euro Notes prior to maturity.

If, as a result of any change in, or amendment to, the tax laws of the United States or the official interpretation thereof, the Company becomes or, based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts with respect to the Euro Notes, the Company may at any time at its option redeem, in whole, but not in part, the Euro Notes at 100% of the principal amount plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

Upon the occurrence of a Change of Control Triggering Event (as defined in the Euro Notes), each holder of outstanding Euro Notes will have the right to require the Company to purchase all or a portion of that holder’s Euro Notes (in integral multiples of €1,000) at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase, subject to the rights of holders of Euro Notes on the relevant record date to receive interest due on the relevant interest payment date.

Each of the following constitutes an event of default under the Indenture with respect to the Euro Notes: (1) failure to pay any installment of interest on the Euro Notes when due and payable, continued for 30 days; (2) failure to pay the principal when due of the Euro Notes, whether at stated maturity or otherwise; (3) failure to observe or perform any other covenants, conditions or agreements of the Company with respect to the Euro Notes for 60 days after the Company receives notice of such failure; or (4) certain events of bankruptcy, insolvency or reorganization.  If an event of default occurs, the principal amount of the Euro Notes may be accelerated pursuant to the Indenture.

The Indenture includes requirements that must be met if the Company consolidates or merges with, or sells all or substantially all of the Company’s assets to, another entity.

The foregoing summary is qualified in its entirety by reference to the text of the Indenture, a copy of which is incorporated by reference to Exhibit 4(a) to the Company’s Current Report on Form 8-K filed on July 31, 1997, and the Euro Notes, forms of which are attached as Exhibit 4.8 to this Current Report on Form 8-K.

Item 8.01 Other Events.

On June 5, 2017, the Company announced it extended the expiration date of its previously announced offers to exchange any and all of the outstanding $500.0 million aggregate principal amount of Bard’s 4.400% Notes due 2021, $500.0 million aggregate principal amount of Bard’s 3.000% Notes due 2026 and $149.82 million aggregate principal amount of Bard’s 6.700% Notes due 2026. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

This communication contains certain estimates and other “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward looking statements generally are accompanied by words such as “will,” “expect,” “outlook,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target” or other similar words, phrases or expressions and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding BD’s proposed acquisition of Bard, statements relating to the closing of the Bard exchange offer, and other statements that are not historical facts. These statements are based on the current expectations of BD and Bard management and are not predictions of actual performance.

These statements are subject to a number of risks and uncertainties regarding BD and Bard’s respective businesses and the proposed acquisition, and actual results may differ materially. These risks and uncertainties include, but are not limited to, (i) the ability of the parties to successfully complete the proposed acquisition on anticipated terms and timing, (ii) the ability of BD to consummate the Bard exchange offer on a timely basis and (iii) other factors discussed in BD’s and Bard’s respective filings with the Securities and Exchange Commission.

The forward-looking statements in this document speak only as of date of this document. BD and Bard undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by applicable laws or regulations.

IMPORTANT INFORMATION FOR INVESTORS

In connection with the proposed transaction, on May 23, 2017, BD filed with the Securities and Exchange Commission a registration statement on Form S-4 that constitutes a prospectus of BD and includes a preliminary proxy statement of Bard. The registration statement has not yet become effective. After the registration statement has been declared effective by the Securities and Exchange Commission, the definitive proxy statement/prospectus will be delivered to shareholders of Bard. BD and Bard also plan to file other relevant documents with the Securities and Exchange Commission regarding the proposed transaction. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the definitive proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by BD and Bard with the Securities and Exchange Commission at the Securities and Exchange Commission’s website at www.sec.gov. In addition, you will be able to obtain free copies of these documents by phone, e-mail or written request by contacting the investor relations department of BD or Bard at the following:

Becton, Dickinson and Company	C.R. Bard, Inc.
1 Becton Drive	730 Central Avenue
Franklin Lakes, New Jersey 07417	Murray Hill, New Jersey 07974
Attn: Investor Relations	Attn: Investor Relations
1-(800)-284-6845	1-(800)-367-2273

PARTICIPANTS IN THE SOLICITATION

BD and Bard and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about BD’s directors and executive officers is available in BD’s proxy statement dated December 15, 2016, for its 2017 Annual Meeting of Shareholders. Information about Bard’s directors and executive officers is available in Bard’s proxy statement dated March 15, 2017, for its 2017 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement/prospectus and other relevant materials to be filed with the Securities and Exchange Commission regarding the acquisition when they become available. Investors should read the definitive proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from BD or Bard as indicated above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

4.1	Form of 2.133% Notes due June 6, 2019.

4.2	Form of 2.404% Notes due June 5, 2020.

4.3	Form of 2.894% Notes due June 6, 2022.

4.4	Form of Floating Rate Notes due June 6, 2022.

4.5	Form of 3.363% Notes due June 6, 2024.

4.6	Form of 3.700% Notes due June 6, 2027.

4.7	Form of 4.669% Notes due June 6, 2047.

4.8	Form of 0.368% Notes due June 6, 2019.

5.1	Opinion of Gary DeFazio, Senior Vice President, Corporate Secretary and Associate General Counsel of Becton, Dickinson and Company (U.S. Notes).

5.2	Opinion of Gary DeFazio, Senior Vice President, Corporate Secretary and Associate General Counsel of Becton, Dickinson and Company (Euro Notes).

5.3	Opinion of Skadden, Arps, Slate, Meagher and Flom LLP (U.S. Notes).

5.4	Opinion of Skadden, Arps, Slate, Meagher and Flom LLP (Euro Notes).

23.1	Consent of Gary DeFazio, Senior Vice President, Corporate Secretary and Associate General Counsel of Becton, Dickinson and Company (included as part of Exhibits 5.1 and 5.2).

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibits 5.3 and 5.4).

99.1	Press release of Becton, Dickinson and Company dated June 5, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY (Registrant)

By:	/s/ Gary DeFazio
Gary DeFazio
Senior Vice President, Corporate Secretary and Associate General Counsel

Date: June 6, 2017

INDEX TO EXHIBITS

Exhibit Number	Description

4.1	Form of 2.133% Notes due June 6, 2019.

4.2	Form of 2.404% Notes due June 5, 2020.

4.3	Form of 2.894% Notes due June 6, 2022.

4.4	Form of Floating Rate Notes due June 6, 2022.

4.5	Form of 3.363% Notes due June 6, 2024.

4.6	Form of 3.700% Notes due June 6, 2027.

4.7	Form of 4.669% Notes due June 6, 2047.

4.8	Form of 0.368% Notes due June 6, 2019.

5.1	Opinion of Gary DeFazio, Senior Vice President, Corporate Secretary and Associate General Counsel of Becton, Dickinson and Company (U.S. Notes).

5.2	Opinion of Gary DeFazio, Senior Vice President, Corporate Secretary and Associate General Counsel of Becton, Dickinson and Company (Euro Notes).

5.3	Opinion of Skadden, Arps, Slate, Meagher and Flom LLP (U.S. Notes).

5.4	Opinion of Skadden, Arps, Slate, Meagher and Flom LLP (Euro Notes).

23.1	Consent of Gary DeFazio, Senior Vice President, Corporate Secretary and Associate General Counsel of Becton, Dickinson and Company (included as part of Exhibits 5.1 and 5.2).

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibits 5.3 and 5.4).

99.1	Press release of Becton, Dickinson and Company dated June 5, 2017.